UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 1, 2007

Trico Marine Services, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-28316	72-1252405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Southwest Freeway, Suite 2950, Houston, Texas 77027
(Address of principal executive offices)

(713) 780-9926
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01

REGULATION FD DISCLOSURE.

On October 31, 2007, Trico Marine Services, Inc. (the “Company”) announced its financial results for the quarter ended September 30, 2007,  herein attached as Exhibit 99.1

In accordance with General Instruction B.2. of Form 8-K, the information presented herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibit No.

Exhibit 99.1	Trico Marine Services Reports Third Quarter 2007 Earnings with Record Charter Hire Revenues

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trico Marine Services, Inc.

Dated: November 1, 2007	By:	/s/ Rishi Varma
Rishi Varma
Chief Administrative Officer, Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Trico Marine Services Reports Third Quarter 2007 Earnings with Record Charter Hire Revenues